UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2007
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)
Florida 001-13660 59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8K - 1 of 3

SEACOAST BANKING CORPORATION OF FLORIDA

Item 8.01

Other Events

On January 2, 2007, the Registrant’s principal subsidiary, Seacoast National Bank (the “Bank”), entered into an Employment Agreement with Harry R. Holland, III, Executive Vice President, Commercial Lending of the Bank, with an effective date of January 2, 2007.  A copy of the agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Document Description
10.1	Employment Agreement between Seacoast Banking Corporation of Florida and Harry R. Holland, III, dated January 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

January 2, 2007

By:    /s/ Dennis S. Hudson, III

          Name:  Dennis S. Hudson, III

          Title:  Chairman & CEO